UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 4, 2020

BLUEKNIGHT ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

6060 American Plaza, Suite 600 Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)

(918) 237-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	BKEP	The Nasdaq Global Market
Series A Preferred Units	BKEPP	The Nasdaq Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

On August 4, 2020, subsidiaries of Blueknight Energy Partners, L.P. (the “Partnership”) and a subsidiary of Ergon, Inc. (“Ergon”) entered into two new agreements: the Master Storage, Throughput and Handling Agreement dated effective as of August 1, 2020 (the “2020 Master Storage, Throughput and Handling Agreement”) and the Operating and Maintenance Agreement dated effective as of August 1, 2020 (the “2020 Operating and Maintenance Agreement” and, together with the 2020 Master Storage, Throughput and Handling Agreement, the “Agreements”).  These Agreements replace three previously filed agreements, and all related amendments, between subsidiaries of the Partnership and Ergon: the Storage, Throughput and Handling Agreement dated October 5, 2016, the Amendment to Storage, Throughput and Handling Agreement effective January 1, 2019, and the Lessee Operated Facilities Lease Agreement dated January 1, 2019.

Pursuant to the 2020 Master Storage, Throughput and Handling Agreement, the Partnership provides Ergon storage and terminalling services at 22 facilities through December 31, 2027.  Pursuant to the 2020 Operating and Maintenance Agreement, Ergon will provide certain operations and maintenance services to the 22 facilities also under the 2020 Master Storage, Throughput and Handling Agreement through December 31, 2025, with automatic one-year renewals unless either party cancels.

The foregoing descriptions are summaries of the Agreements and are qualified in their entirety by reference to the Agreements, copies of which are included as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On August 5, 2020, the Partnership issued a press release announcing its financial results for the three and six months ended June 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein in its entirety by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

10.1*	—	Master Storage, Throughput and Handling Agreement, dated effective as of August 1, 2020, by and between BKEP Materials, L.L.C., BKEP Terminalling, L.L.C., BKEP Asphalt, L.L.C. and Ergon Asphalt & Emulsions, Inc.
10.2*	—	Operating and Maintenance Agreement, dated effective as of August 1, 2020, by and between BKEP Materials, L.L.C., BKEP Terminalling, L.L.C., BKEP Asphalt, L.L.C. and Ergon Asphalt & Emulsions, Inc.
99.1	—	Press release, dated August 5, 2020.

* Certain information has been excluded from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: August 5, 2020	By:	/s/ D. Andrew Woodward
D. Andrew Woodward
Chief Executive Officer